Exhibit 32.1

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
OF PETROLOGISTICS LP
PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350 and in connection with the accompanying report on Form 10-Q for the quarter ended September 30, 2013, that is being filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of PetroLogistics LP (the “Partnership”) hereby certifies that, to such officer’s knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ David Lumpkins
David Lumpkins
November 14, 2013	Principal Executive Officer

CERTIFICATION OF
PRINCIPAL EXECUTIVE OFFICER
OF PETROLOGISTICS LP
PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350 and in connection with the accompanying report on Form 10-Q for the quarter ended September 30, 2013, that is being filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of PetroLogistics LP (the “Partnership”) hereby certifies that, to such officer’s knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ Nathan Ticatch
Nathan Ticatch
November 14, 2013	Principal Executive Officer